UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

 Date of Report (Date of Earliest Event Reported): September 10, 2025

Interparfums, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	0-16469	13-3275609
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

551 Fifth Avenue, New York, NY 10176
(Address of Principal Executive Offices)

212.983.2640
(Registrant’s Telephone number, including area code)

   (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, $.001 par value per share	IPAR	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The annual meeting of stockholders of Inter Parfums, Inc. was held on September 10, 2025 at 10:00 a.m., local time at the offices of the company, 551 Fifth Avenue, New York, New York 10176. We held our election of directors, and our stockholders also voted on four other proposals.

(1) Election of Directors. The following individuals were nominated for election as members of the Board of Directors to hold office for a term of one (1) year until the next annual meeting of stockholders and until their successors are elected and qualify: Jean Madar, Philippe Benacin, Michel Atwood, Philippe Santi, Francois Heilbronn, Robert Bensoussan, Veronique Gabai-Pinsky, Gilbert Harrison, Gerard Kappauf, Patrick Bousquet-Chavanne and Herve Bouillonnec. The results of the voting were as set forth below. A plurality of the votes having been cast in favor of each of the above-named Directors, they were duly elected to serve a one (1) year term.

	Votes For	Votes Withheld	Broker Non-votes
Jean Madar	28,878,007	631,061	0
Philippe Benacin	27,695,859	1,813,209	0
Michel Atwood	27,042,829	2,466,239	0
Philippe Santi	27,960,270	1,548,798	0
Francois Heilbronn	22,968,280	6,540,788	0
Robert Bensoussan	27,982,445	1,526,623	0
Veronique Gabai- Pinsky	28,728,370	780,698	0
Gilbert Harrison	29,416,407	92,661	0
Gerard Kappauf	29,417,614	91,454	0
Patrick Bousquet-Chavanne	29,418,444	90,624	0
Herve Bouillonnec	26,056,589	3,452,479	0

(2)  To vote on the advisory resolution to approve the compensation of our named executive officers: A majority of the votes were cast in favor of the proposal and the proposal was passed. The results of the voting were as set forth below.

For	Against	Abstain	Broker Non-Votes
24,524,702	4,575,392	408,968	0

(3) To vote to approve the cancellation of “hook shares” held by Inter Parfums Holding SA, a wholly owned subsidiary of Interparfums, Inc. A majority of the votes were cast in favor of the proposal and the proposal was passed. The results of the voting were as set forth below.

For	Against	Abstain	Broker Non-Votes
29,483,494	3,345	22,230	0

Item 8.01 Other Events.

The press release dated September 10, 2025, a copy of which is annexed hereto as Exhibit 99.1, announcing the results from the Annual Shareholders meeting, including the election of Patrick Bousquet-Chavanne and Herve Bouillonnec as members of the Board of Directors of the Company, is hereby incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

99.1	Our press release dated September 10, 2025

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused and authorized this report to be signed on its behalf by the undersigned.

Dated: September 10, 2025

Interparfums, Inc.

By:	/s/ Michel Atwood
Michel Atwood,
Chief Financial Officer